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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: April 20, 2004
                (Date of Earliest Event Reported: April 20 2004)



                         GULFTERRA ENERGY PARTNERS, L.P.
             (Exact name of Registrant as specified in its charter)


            Delaware                         1-11680                   76-00396023
(State or other jurisdiction of      (Commission File Number)        (I.R.S. Employer
         incorporation)                                             Identification No.)


                               Four Greenway Plaza
                              Houston, Texas 77046
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (832) 676-4853

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ITEM 5.  OTHER EVENTS

         To further our business strategy, we executed definitive agreements with Enterprise Products Partners, L.P. (Enterprise) and El Paso Corporation, on December 15, 2003, to merge Enterprise and GulfTerra to form one of the largest publicly traded master limited partnerships.

         On April 20, 2004, Enterprise and El Paso Corporation amended their agreement with regard to their ownership of the merged companies' general partner upon completion of the merger. After completion of the merger, El Paso will own 9.9% of the membership interest in Enterprise's general partner. The remaining 90.1-percent ownership interest in Enterprise's general partner will continue to be owned by affiliates of privately-held Enterprise Products Company, which is controlled by Dan L. Duncan, the Chairman of Enterprise's general partner.

         Enterprise issued a press release today describing the amendment and the new post-merger ownership structure, which is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

                  -------------------------------------------

This report and the attached exhibit contain forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The partnership has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors, including the integration of acquired businesses, pending merger with a subsidiary of Enterprise Partners, status of the partnership's greenfield projects, successful negotiation of customer contracts, and general economic and weather conditions in markets served by GulfTerra Energy Partners and its affiliates, could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this release. While the partnership makes these statements and projections in good faith, neither the partnership nor its management can guarantee that the anticipated future results will be achieved.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        c)   Exhibits.


             Exhibit Number              Description
             --------------              -----------

             99.1                  Enterprise Press Release dated April 20, 2004





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      GULFTERRA ENERGY PARTNERS, L.P.



                                      By:        /s/ Kathy A. Welch
                                          --------------------------------------
                                                     Kathy A. Welch
                                              Vice President and Controller
                                              (Principal Accounting Officer)


Date: April 20, 2004


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                                  EXHIBIT INDEX


Exhibit Number              Description
--------------              -----------

     99.1            Enterprise Press Release dated April 20, 2004.